UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2014

FORTEGRA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35009	58-1461399
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10151 Deerwood Park Boulevard, Building 100, Suite 330
Jacksonville, FL	32256
(Address of principal executive offices)	(Zip Code)

(866)-961-9529
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Materially Definitive Agreement.

On April 11, 2014, Fortegra Financial Corporation, a Delaware corporation (the “Company”), entered into the Second Amendment to the Credit Agreement (the “Amendment”), which further amends the original Credit Agreement, dated August 2, 2012 (as previously amended, waived or otherwise supplemented prior to the date hereof, the “Credit Agreement”), each among the Company, LOTS Intermediate Co., a Delaware corporation and subsidiary of the Company, the Subsidiaries (as defined in the Credit Agreement) party thereto, each of the Lenders (as defined in the Credit Agreement), Wells Fargo Bank, N.A., as administrative agent, swingline lender, and issuing lender, Wells Fargo Securities, LLC, as bookrunner and joint lead arranger and Synovus Bank as joint lead arranger and syndication agent.

The Amendment (i) increases the revolving commitment amount from $75.0 million to $100.0 million, (ii) extends the revolving credit maturity date by two years, to August 2, 2019, (iii) reduces the interest rate margin on revolving loans by 0.35% for each pricing level, (iv) reduces the unused line fee paid on undrawn revolving commitments by 0.05% for each pricing level, and (v) adds South Bay Financial Services, LLC, a Delaware limited liability company and indirect subsidiary of the Company, as a guarantor of the obligations under the Credit Agreement.

The foregoing description of the Amendment is not complete and is subject to and qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and to the Credit Agreement, which is filed with the Company’s Current Report on Form 8-K dated August 2, 2012, each of which is incorporated by reference herein. Capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 of this Report is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1
Second Amendment to the Credit Agreement, dated April 11, 2014, by and among Fortegra Financial Corporation, a Delaware corporation, LOTS Intermediate Co., a Delaware corporation, the Subsidiaries (as defined in the Credit Agreement) party thereto, each of the Lenders (as defined in the Credit Agreement) and Wells Fargo Bank, National Association, as administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortegra Financial Corporation

Date: April 16, 2014	By:	/s/ Walter P. Mascherin
	Name:	Walter P. Mascherin
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Second Amendment to the Credit Agreement, dated April 11, 2014, by and among Fortegra Financial Corporation, a Delaware corporation, LOTS Intermediate Co., a Delaware corporation, the Subsidiaries (as defined in the Credit Agreement) party thereto, each of the Lenders (as defined in the Credit Agreement) and Wells Fargo Bank, National Association, as administrative agent.